EXHIBIT 24
POWER OF ATTORNEY
     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director’s name, and on behalf of GATX Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Anne L. Arvia
Anne L. Arvia
Director

Date:           2-18-2011

POWER OF ATTORNEY
     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director’s name, and on behalf of GATX Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Richard Fairbanks
Richard Fairbanks
Director

Date:           2-22-2011

POWER OF ATTORNEY
     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director’s name, and on behalf of GATX Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Deborah M. Fretz Deborah M. Fretz
Director
Date:           2-10-2011

POWER OF ATTORNEY
     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director’s name, and on behalf of GATX Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Ernst A. Häberli
Ernst A. Häberli
Director

Date:           2-15-2011

POWER OF ATTORNEY
     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director’s name, and on behalf of GATX Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Brian A. Kenney Brian A. Kenney
Director
Date:           2-22-11

POWER OF ATTORNEY
     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director’s name, and on behalf of GATX Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Mark G. McGrath Mark G. McGrath
Director
Date:           2-16-2011

POWER OF ATTORNEY
     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director’s name, and on behalf of GATX Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ James B. Ream
James B. Ream
Director

Date:           2-17-2011

POWER OF ATTORNEY
     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director’s name, and on behalf of GATX Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ David S. Sutherland
David S. Sutherland
Director

Date:           2-21-2011

EXHIBIT 24
POWER OF ATTORNEY
     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director’s name, and on behalf of GATX Corporation, the 2010 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

/s/ Casey J. Sylla
Casey J. Sylla
Director

Date:           2-16-2011